GERONIMO Funds

GERONIMO Multi-StrategyFund

GERONIMO Sector Opportunity Fund

GERONIMO Option & Income Fund

Supplement to the Prospectus dated March 2, 2006

________________

This supplement provides new information relating to the Prospectus dated March 2, 2006, for the Geronimo Funds. As of May 12, 2006, Geronimo Partners Asset Management, LLC., the advisor to the Funds, has changed its name to “Geronimo Financial Asset Management, LLC”. All references to Geronimo Partners Asset Management, LLC contained in the prospectus are changed to Geronimo Financial Asset Management, LLC.

You should read this Supplement in conjunction with the Fund’s Prospectus dated March 2, 2006, which together provide information that you should know before investing in the Fund, and should be retained for future reference. Additional information is included in the Statement of Additional Information of the Fund dated December 6, 2005, as supplemented, which has been filed with the Securities and Exchange Commission and which is incorporated herein by reference. These documents are available upon request and without charge by calling Shareholder Services at 1 (800) 653-7417.

This Supplement is dated May 31, 2006